UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Level 9, 127 Creek Street

Brisbane QLD 400, Australia

Tel. 614 3922 2377

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ANVIA HOLDINGS CORPORATION

Form 8-K

Current Report

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On March 17, 2017, Waleed Badurik was appointed as a Director and the Chief Technology Officer of Anvia Holdings Corporation (the “Company”).

Waleed Badurik, age 35, obtained bachelor degree in Computer Engineering from University of Science and Technology KSA and he pursued and obtained Masters of Science in Computer & Information Engineering from IIU, Malaysia. In addition to academic qualifications, Waleed obtained professional qualifications from Cisco, Microsoft and other institutions for Network, Security and Performance Management aspects. Prior to joining Anvia Holdings Corporation as a Director and its Chief Technology Officer (CTO), Waleed worked in diverse roles with large conglomerates in Middle East and Australia. He started as Network Specialist and moved up the career in positions such as Network & Security Manager, Director of Customer Support and Systems Director. Mr. Badurik has been managing ICT projects from small, large and multinational companies and involved throughout the Product Life Cycle. He has supervised the development of more than 5 different software and mobile applications across different platforms.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Series A Preferred Stock

On March 15, 2017, as approved by the Company’s Board of Directors and holders of a majority of its Common Stock, the Company filed a Certificate of Designation for its Series A Preferred Stock with the Secretary of State of Delaware (the “Certificate of Designation”) designating 1,000 shares of its authorized preferred stock as Series A Preferred Stock. The shares of Series A Preferred Stock have a par value of $0.0001 per share. The Series C Preferred Shares do not have a dividend rate or liquidation preference and are not convertible into shares of common stock.

For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have voting power equal to 51% of the total vote (representing majority voting power) on all shareholder matters of the Company. Such vote shall be determined by the holder(s) of a majority of the then issued and outstanding shares of Series A Preferred Stock.

Additionally, the Company is prohibited from adopting any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, making any changes to the Certificate of Designation establishing the Series A Preferred Stock, or effecting any reclassification of the Series C Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock.

This brief description of the Certificate of Designation is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Certificate of Designation as attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
3.1	Series A Certificate of Designation of Anvia Holdings Corporation filed with the Secretary of State of Delaware on March 8, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANVIA HOLDINGS, INC.

Date: March 17, 2017	By:	/s/ Ali Kasa
Ali Kasa
Chief Executive Officer

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